Certification Pursuant to Section 1350 of Chapter 63 of
                      Title 18 of the United States Code As
                     Adopted Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002


In connection with the Certified Shareholder Report of Principal Investors Fund, Inc. (the "Registrant") on Form N-CSR (the "Report"), each of the undersigned officers of the Registrant does hereby certify that, to the best of their knowledge:

     1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; 2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant

  Date: 6/23/04
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                                         /s/Ralph C. Eucher
                                     ---------------------------
                                           Ralph C. Eucher
                                           President


  Date: 6/23/04
       -----------
                                         /s/ Jill R. Brown
                                     ---------------------------
                                     Jill R. Brown
                                     Vice President and Chief Financial Officer





         This certification is being furnished to the Commission
                   solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR filed with the Commission.